GOLDMAN SACHS TRUST II

Goldman Sachs Strategic Multi-Asset Class Funds

Goldman Sachs Multi-Manager Real Assets Strategy Fund

(the “Fund”)

Supplement dated April 23, 2025 to the

Prospectus dated February 28, 2025

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, CenterSquare Investment Management LLC will now serve as an Underlying Manager of the Fund. Accordingly, effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces in its entirety the third paragraph in the “Goldman Sachs Multi-Manager Real Assets Strategy Fund—Summary—Portfolio Management” section of the Prospectus:

As of the date of the Prospectus, CenterSquare Investment Management LLC (“CenterSquare”), Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), Principal Real Estate Investors, LLC (“PrinREI”), PGIM Real Estate, a business unit of PGIM, Inc. (“PRE”) and RREEF America L.L.C. (“RREEF”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added to the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Real Assets Strategy Fund” section of the Prospectus:

CenterSquare Investment Management LLC

CenterSquare Investment Management LLC (“CenterSquare”), located at Eight Tower Bridge, 161 Washington Street, 7th Floor, Conshohocken, PA 19428, an investment adviser registered with the SEC, is a boutique investment manager with meaningful employee ownership and capabilities across listed real estate, private real estate equity, and private real estate debt. The firm had approximately $13.3 billion in assets under management as of December 31, 2024. With respect to the Fund, the firm manages an allocation of publicly traded real estate.

The following is added at the end of the third paragraph after the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectus:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for CenterSquare will be available in the Fund’s Form N-CSR dated April 30, 2025.

This Supplement should be retained with your Prospectus for future reference.

SMACCHGSTK 04-25